UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2020

Commission	Registrant; State of Incorporation;				I.R.S. Employer
File Number	Address; and Telephone Number				Identification No.

333-21011	FIRSTENERGY CORP				34-1843785
	(An	Ohio	Corporation)
	76 South Main Street
	Akron		OH	44308
	Telephone		(800)	736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	FE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Officer Appointments

On May 19, 2020, the Board of Directors (the “Board”) of FirstEnergy Corp. (“FirstEnergy” or “Company”) appointed Steven E. Strah as President and K. Jon Taylor as Senior Vice President and Chief Financial Officer of the Company, each effective as of May 24, 2020. Mr. Charles E. Jones, the Company’s current President and Chief Executive Officer, will continue to serve as Chief Executive Officer. Mr. Strah, age 56, currently serves as Senior Vice President and Chief Financial Officer of the Company, a position he has held since 2018, and he previously served as Senior Vice President of the Company and President, FirstEnergy Utilities from 2015-2018. As President, Mr. Strah will oversee utility operations; corporate services and information technology; finance; product development, marketing and branding; external affairs; rates and regulatory affairs; and strategy. Mr. Taylor, age 47, currently serves as Vice President, Utility Operations, a position he has held since 2019, and he previously served as President, Ohio Operations, a position he held from 2018-2019 and as Vice President, Controller and Chief Accounting Officer of the Company from 2013-2018. As Senior Vice President and Chief Financial Officer, Mr. Taylor will oversee accounting, treasury and investor relations. There are no arrangements or understandings between Messrs. Strah and Taylor and any other persons pursuant to which they were appointed to their respective positions.

The Board also approved the following compensation changes for Messrs. Strah and Taylor in connection with their new positions:
–Base salary increase of 18.5% or $125,000 for Mr. Strah (to $800,000 per year) and 48.1% or $195,000 for Mr. Taylor (to $600,000 per year);

–An increase in short-term incentive award target value for Mr. Strah from 85% to 90% of base salary and from 60% to 75% of base salary for Mr. Taylor. The short-term incentive award target values for Messrs. Strah and Taylor for 2020 will be prorated for the length of the performance period served in their prior and new capacities, and are provided pursuant to the Company’s 2015 Incentive Compensation Plan, as amended (the “2015 Incentive Plan”); and

–An increase in long-term incentive plan (“LTIP”) award with a target value for Mr. Strah from 245% to 275% of base salary and from 175% to 225% of base salary for Mr. Taylor, each beginning as of the 2021 annual LTIP grant, if and to the extent approved by the Compensation Committee at such time, and which such awards will be earned only upon continued employment and the achievement of certain metrics or the key performance indicators as provided in the Company’s new FirstEnergy Corp. 2020 Incentive Compensation Plan.

Mr. Kenneth A. Strah, brother of Mr. Steven E. Strah, serves as Director of Customer Contact Centers for the Company and its subsidiaries. Mr. Kenneth A. Strah has been employed by the Company since 1980. From January 1, 2019 through the date of this Current Report on Form 8-K (approximately 17 months), Mr. Kenneth A. Strah received compensation in the aggregate amount of approximately $352,830, which consisted of base salary, the FE STIP paid in 2020 for 2019 performance, and the grant date fair value of performance-adjusted RSUs granted in 2019 under the FE LTIP. Mr. Kenneth A. Strah’s compensation is consistent with the terms of the Company’s compensation programs. No direct reporting relationship exists between Mr. Kenneth A. Strah and Mr. Steven E. Strah.

2020 Incentive Compensation Plan

At the Company’s Annual Meeting of Shareholders, held on May 19, 2020 (the “Annual Meeting”), the shareholders of the Company, among other things disclosed below, voted to approve the FirstEnergy Corp. 2020 Incentive Compensation Plan (the "2020 Equity Plan"). The following description of the 2020 Equity Plan is qualified in its entirety by reference to the 2020 Equity Plan, which is incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K.

In general, the 2020 Equity Plan will be administered by the Compensation Committee of the Board and will enable the Compensation Committee to provide equity and incentive compensation, as it determines, to the Company’s officers and other employees (and those of its subsidiaries) and the Company’s non-employee members of the Board. Pursuant to the 2020 Equity Plan, the Company may grant equity, equity-based and cash-based compensation generally in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, other stock-based awards, cash-based awards, and dividends and dividend equivalents upon terms and conditions as further described in the 2020 Equity Plan. The 2020 Equity Plan will generally be effective for up to 10 years.

Subject to adjustment as described in the 2020 Equity Plan, and subject to the 2020 Equity Plan’s share counting rules, a total of 12,786,593 shares of common stock of the Company are available for awards granted under the 2020 Equity Plan (consisting of 10,000,000 shares, plus the total number of shares remaining available for grant under the 2015 Incentive Plan as of the effective date of the 2020 Equity Plan). Shares that are subject to awards currently outstanding under the 2015 Incentive Plan that are not used due to the forfeiture, cancellation or expiration of such awards, and shares that are subject to awards granted under the 2020 Equity Plan that are canceled or forfeited, expire, are settled for cash, or are unearned will, to the extent of such cancellation, forfeiture, expiration, cash settlement or unearned amount, again be available for awards under the 2020 Equity

Plan, as further described in the 2020 Equity Plan. These shares may be shares of original issuance or treasury shares, or a combination of both. The 2020 Equity Plan also provides that, subject to adjustment as described in the 2020 Equity Plan: (1) the aggregate number of shares that may be issued upon the exercise of incentive stock options will not exceed 10,000,000 shares; and (2) no non-employee member of the Board will be granted, in any one calendar year, compensation for such service having an aggregate maximum value (measured at the grant date as applicable, and calculating the value of any awards based on the grant date fair value for financial reporting purposes) in excess of $750,000.

A non-exhaustive list of performance measures that could be used for performance-based awards under the 2020 Equity Plan includes the following: net earnings or net income (before or after taxes); income; retained earnings; earnings per share; net sales or revenue growth; net operating profit or income; operating earnings; return measures (including return on assets, capital, invested capital, equity, sales or revenue); cash flow (including operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment); earnings before taxes, interest, depreciation and/or amortization (“EBITDA”)); adjusted EBITDA; gross or operating margins; productivity ratios; share price (including growth measures and total shareholder return); costs or cost control; margins; operating efficiency; operating and maintenance cost management; demand-side management (including conservation and load management); market share; service reliability; energy production availability performance; results of customer satisfaction or employee satisfaction surveys; aggregate product price and other product price measures; working capital; economic value added, which is net operating profit after tax minus the sum of capital multiplied by the cost of capital; management development; succession planning; shaping legislative and regulatory initiatives and outcomes; taxes; safety record; depreciation and amortization; total shareholder return; workforce hiring plan measures; air quality control project management; environmental; risk management; technology upgrade measures; financial contribution to earnings from special projects or initiatives; capital expenditures; generation output; power supply sourcing adequacy; results of asset acquisitions; results of asset divestitures; capitalization; credit metrics; credit ratings; compound growth rates (earnings, revenue, income from continuing operations, cash generation, etc.); generation outage duration; transmission outage duration; distribution outage duration; value creation; effective tax rate; financing flexibility; financing capability; and value returned to shareholders.

Item 5.07 Submission of Matters to a Vote of Security Holders.

FirstEnergy Corp. held its Annual Meeting in a virtual only format on May 19, 2020. Reference is made to the Company’s 2020 Proxy Statement filed with the Securities and Exchange Commission on April 1, 2020 for more information regarding the items set forth below and the vote required for approval of these matters. The matters voted upon and the final results of the vote were as follows:

Item 1 - The following persons (comprising all the nominees for the Board of Directors) were elected to the Company's Board of Directors for a term expiring at the Annual Meeting of Shareholders in 2021 and until their successors shall have been elected:

	Number of Votes
Nominees	For	Withhold	Abstentions	Broker Non-Votes
Michael J. Anderson	411,781,919	10,521,066	1,589,427	39,844,288
Steven J. Demetriou	419,937,800	2,320,387	1,634,225	39,844,288
Julia L. Johnson	418,240,463	4,180,503	1,471,446	39,844,288
Charles E. Jones	420,116,048	2,168,435	1,607,929	39,844,288
Donald T. Misheff	415,868,956	6,426,790	1,596,666	39,844,288
Thomas N. Mitchell	419,546,034	2,722,986	1,623,392	39,844,288
James F. O’Neil III	344,730,785	77,512,550	1,649,077	39,844,288
Christopher D. Pappas	419,750,336	2,460,636	1,681,440	39,844,288
Sandra Pianalto	418,950,609	3,453,381	1,488,422	39,844,288
Luis A. Reyes	419,045,641	3,186,934	1,659,837	39,844,288
Leslie M. Turner	419,988,467	2,377,106	1,526,839	39,844,288

Item 2 - Ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the 2020 fiscal year. Item 2 was approved and received the following vote:

Number of Votes
For	Against	Abstentions
457,892,849	4,661,767	1,182,084

Item 3 - Approve, on an advisory basis, named executive officer compensation. Item 3 was approved and received the following vote:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
412,447,171	8,906,735	2,538,506	39,844,288

Item 4 – Approve the FirstEnergy Corp. 2020 Incentive Compensation Plan. Item 4 was approved and received the following vote:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
407,391,024	14,131,682	2,369,706	39,844,288

Item 5 - Approve a management proposal to authorize the Board go make certain future amendments to the Amended and Restated Code of Regulations. Item 5 was approved and received the following vote:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
413,736,862	7,632,711	2,522,839	39,844,288

Item 6 - Shareholder proposal requesting removal of aggregation limit for proxy access groups. The non-binding shareholder proposal was not approved and received the following vote:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
118,645,267	301,582,706	3,664,439	39,844,288

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
10.1	FirstEnergy Corp. 2020 Incentive Compensation Plan
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

Forward-Looking Statements: This Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on information currently available to management. Unless the context requires otherwise, as used herein, references to “we”, “us”, “our”, and “FirstEnergy” refer to FirstEnergy Corp. Forward-looking statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management’s intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “intend,” “believe,” “project,” “estimate,” “plan” and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the extent and duration of the novel coronavirus (known as COVID-19) and the impacts to our business, operations and financial condition resulting from the outbreak of COVID-19 including, but not limited to, disruption of businesses in our territories, volatile capital and credit markets, legislative and regulatory actions, the effectiveness of our pandemic and business continuity plans, the precautionary measures we are taking on behalf of our customers and employees, our customers’ ability to make their utility payment and the potential for supply-chain disruptions; mitigating exposure for remedial activities associated with retired and formerly owned electric generation assets risks associated with the decommissioning of TMI-2; the ability to accomplish or realize anticipated benefits from strategic and financial goals, including, but not limited to, executing our transmission and distribution investment plans, controlling costs, improving our credit metrics, strengthening our balance sheet and growing earnings; legislative and regulatory developments including, but not limited to, matters related to rates, compliance and enforcement activity; economic and weather conditions affecting future operating results, such as significant weather events and other natural disasters, and associated regulatory events or actions; changes in assumptions regarding economic conditions within our territories, the reliability of our transmission and distribution system, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; changes in customers’ demand for power, including, but not limited to, the impact of climate change or energy efficiency and peak demand reduction mandates; changes in national and regional economic conditions affecting us and/or our major industrial and commercial customers or others with which we do business; the risks associated with cyber-attacks and other disruptions to our information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; changes to environmental laws and regulations, including, but not limited to, those related to climate change; changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts and other trust funds, or causing us to make contributions sooner, or in amounts that are larger, than currently anticipated; the risks and uncertainties associated with litigation, arbitration, mediation and like proceedings; labor disruptions by our unionized workforce; changes to significant accounting policies; any changes in tax laws or regulations, , or adverse tax audit results or rulings; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us, including the increasing number of financial institutions evaluating the impact of climate change on their investment decisions; actions that may be taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; and the risks and other factors discussed from time to time in our Securities and Exchange Commission (SEC) filings. Dividends declared from time to time on our common stock during any period may in the aggregate vary from prior periods due to circumstances considered by our Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. These forward-looking statements are also qualified by, and should be read together with, the risk factors included in our filings with the SEC, including but not limited to the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q together with any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on our business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy expressly disclaims any obligation to update or revise, except as required by law, any forward-looking statements contained herein as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 20, 2020

FIRSTENERGY CORP.
Registrant

By:	/s/ Jason J. Lisowski
Jason J. Lisowski Vice President, Controller and Chief Accounting Officer